                                  EXHIBIT 4(e)

                                 AMENDMENT NO. 2
                                       TO
                      FIVE YEAR REVOLVING CREDIT AGREEMENT

         This Amendment No. 2 to Five Year Revolving Credit Agreement ("Amendment") is made and entered into as of the 3rd day of January, 1999, by and among The Sherwin-Williams Company ("Company"), whose principal place of business is located at 101 Prospect Avenue, N.W., Cleveland, Ohio 44115, Texas Commerce Bank National Association ("TCB"), as Administrative Agent, The Chase Manhattan Bank ("Chase"), as the Competitive Advance Facility Agent, and the financial institutions listed on Schedule A hereto together with each of their successors and assigns (collectively referred to as the "Lenders" and individually a "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Company, TCB, Chase, the Lenders and certain other financial institutions entered into that certain Five Year Revolving Credit Agreement, dated January 3, 1997 ("Agreement"), pursuant to which the Lenders and/or certain other financial institutions agreed, on the terms and subject to the conditions contained therein, to make available to the Company the principal amount of One Billion One Hundred Sixty Million Dollars ($1,160,000,000) to be used by the Company as provided in the Agreement; and

         WHEREAS, the Agreement was amended ("Amended Agreement") on March 31, 1997; and

         WHEREAS, Company has timely notified the following financial institutions that were "Lenders" under the Agreement that their Commitments have been terminated effective January 3, 1999: (i) The Fuji Bank Limited, (ii) The Long-Term Credit Bank of Japan, Ltd., (iii) the Bank of Montreal and (iv) CIBC, Inc.

         WHEREAS, the Company, TCB, Chase and the Lenders desire to amend the Amended Agreement to: (i) reduce the aggregate Commitments of the Participants, and the aggregate principal amount of the Facility, to an amount not to exceed Six Hundred Twelve Million Eight Hundred Thousand and 00/100 Dollars ($612,800,000), (ii) increase or decrease, as the case may be, the Commitments of certain of the Lenders as provided on attached Schedule A, (iii) reflect that the Commitments of The Fuji Bank Limited, The Long-Term Credit Bank of Japan, Ltd., the Bank of Montreal and CIBC, Inc. shall terminate effective January 3, 1999, (iv) add Fifth Third Bank as a Lender, and (v) revise the list of Lenders.

         NOW, THEREFORE, in consideration of the mutual promises contained herein the parties agree as follows:

1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings prescribed such terms in the Agreement.

2. The Commitments and Percentages set forth on Schedule A attached to the Amended Agreement shall be deleted and the Commitments and Percentages set forth on Schedule A attached hereto shall be substituted in lieu thereof.

3. Effective January 3, 1999, Fifth Third Bank shall be added to the Facility as a Lender.

4. The aggregate amount of the Commitments, and the aggregate amount of the Facility, shall not exceed Six Hundred Twelve Million Eight Hundred Thousand and 00/100 Dollars ($612,800,000) unless otherwise agreed to by the parties.

5. The Company represents to each of TCB, Chase and the Lenders that there are no Loans outstanding under the Facility as of the date hereof.

6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date indicated above.

                                      THE SHERWIN-WILLIAMS COMPANY

                                      By:      /s/
                                               --------------------------------
                                               CYNTHIA D. BROGAN
                                      Title:   VICE PRESIDENT AND ASSISTANT
                                               TREASURER

                                SCHEDULE A/5-YEAR

                                                                AMOUNT OF                 PERCENTAGE OF               TERMINATION
INSTITUTION                                                     COMMITMENT                   COMMITMENT                    DATE
-----------                                                   ------------                -------------                ----------
Chase Bank of Texas, N.A.                                     $40,000,000.00                   6.53%                   01/03/2004
First Union National Bank of North Carolina                   $40,000,000.00                   6.53%                   01/03/2004
Bank of New York                                              $40,000,000.00                   6.53%                   01/03/2004
Bank of America                                               $40,000,000.00                   6.53%                   01/03/2004
Key Bank N.A.                                                 $40,000,000.00                   6.53%                   01/03/2004
Bank One Corporation                                          $40,000,000.00                   6.53%                   01/03/2004
National City Bank                                            $40,000,000.00                   6.53%                   01/03/2004
Suntrust Bank, Atlanta                                        $40,000,000.00                   6.53%                   01/03/2004
ABN Amro Bank N.V.                                            $40,000,000.00                   6.53%                   01/03/2004
Royal Bank of Canada                                          $30,400,000.00                   4.96%                   01/03/2004
Wachovia Bank                                                 $30,400,000.00                   4.96%                   01/03/2004
Wells Fargo Bank                                              $30,400,000.00                   4.96%                   01/03/2004
Banca Commerciale Italiana                                    $19,200,000.00                   3.13%                   01/03/2004
Fifth Third Bank                                              $19,200,000.00                   3.13%                   01/03/2004
Mellon Bank, N.A.                                             $19,200,000.00                   3.13%                   01/03/2004

The Bank of Nova Scotia                                       $30,400,000.00                   4.96%                   01/03/2003
PNC Bank, N.A.                                                $30,400,000.00                   4.96%                   01/03/2003
The First National Bank of Boston                             $24,000,000.00                   3.92%                   01/03/2003
Bank of Tokyo-Mitsubishi                                      $19,200,000.00                   3.13%                   01/03/2003



Total                                                       $612,800,000.00                    100%



                         The Chase Manhattan Bank,
                         as the Competitive Advance Facility Agent



                         By: /s/
                            ---------------------------------------------------
                         Name:
                            ---------------------------------------------------

                         Title:
                            ---------------------------------------------------

                         Date:
                            ---------------------------------------------------



                         The Chase Manhattan Bank
                         270 Park Avenue
                         New York, NY  10017

                         Telephone:
                            ---------------------------------------------------

                         Facsimile:
                            ---------------------------------------------------

                         Date:
                            ---------------------------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$19,200,000                       3.13%


                      The Bank of Tokyo-Mitsubishi, Ltd.
                      Chicago Branch

                      By: /s/
                        -------------------------------------------------------

                      Name:
                           ----------------------------------------------------

                      Title:
                           ----------------------------------------------------

                      Date:
                           ----------------------------------------------------



                      The Bank of Tokyo-Mitsubishi, Ltd.
                      Chicago Branch
                      227 W. Monroe St., Suite 2300
                      Chicago, IL  60606

                      Telephone:
                               ------------------------------------------------
                      Facsimile:
                               ------------------------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$19,200,000                       3.13%

                       Banca Commerciale Italiana
                       Chicago Branch


                       By: /s/
                         ------------------------------------------------------
                       Name:
                           ----------------------------------------------------

                       Title:
                            ---------------------------------------------------


                       By: /s/
                         ------------------------------------------------------
                       Name:
                           ----------------------------------------------------
                       Title:
                            ---------------------------------------------------



                       Banca Commerciale Italiana
                       Chicago Branch
                       150 N. Michigan Ave., Suite 1500
                       Chicago, IL  60601

                       Telephone:
                                -----------------------------------------------

                       Facsimile:
                                -----------------------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$40,000,000                       6.53%


                      Chase Bank of Texas, N.A.


                      By: /s/
                        -------------------------------------------------------

                      Name:
                          -----------------------------------------------------

                      Title:
                           ----------------------------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$19,200,000                       3.13%




Fifth Third Bank hereby agrees to each of the terms and conditions of that certain Five Year Revolving Credit Agreement ("Agreement") dated as of January 3, 1997 as amended on March 31, 1997 and January 3, 1999, by and among The Sherwin-Williams Company ("Company"), whose principal place of business is located at 101 Prospect Avenue, N.W., Cleveland, Ohio 44115, Texas Commerce Bank National Association, as Administrative Agent, The Chase Manhattan Bank as the Competitive Advance Facility Agent, and the financial institutions listed on Schedule A to that certain amendment to the Agreement dated January 3, 1999, a copy of which has been delivered by the Company to Fifth Third Bank.


                                     Fifth Third Bank


                                     By: /s/
                                       ----------------------------------------

                                     Name:
                                         --------------------------------------

                                     Title:
                                          -------------------------------------

                                     Telephone:
                                              ---------------------------------

                                     Facsimile:
                                              ---------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$30,400,000                       4.96%

                                 PNC Bank, National Association

                                 By: /s/
                                   --------------------------------------------
                                 Name:
                                     ------------------------------------------

                                 Title:
                                      -----------------------------------------


                                 PNC Bank, National Association
                                 249 Fifth Ave., 2nd Floor
                                 Pittsburgh, PA  15222

                                 Telephone:
                                          -------------------------------------

                                 Facsimile:
                                          -------------------------------------

Amount of                  Percentage of
Commitment                 Commitments
----------                 -----------
$40,000,000                       6.53%


                                  First Union National Bank of North Carolina


                                  By: /s/
                                    -------------------------------------------

                                  Name:
                                       ----------------------------------------

                                  Title:
                                        ---------------------------------------


                                  First Union National Bank of North Carolina
                                  301 South College Street
                                  Charlotte, NC  28288

                                  Telephone:
                                           ------------------------------------

                                  Facsimile:
                                           ------------------------------------

Amount of      Percentage of
Commitment     Commitments
----------     -----------
$40,000,000           6.53%            National City Bank


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                            -----------------------------------


                                       National City Bank
                                       1900 E. Ninth Street
                                       Cleveland, OH  44114-3484

                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------

Amount of        Percentage of
Commitment       Commitments
----------       -----------
$30,400,000             4.96%          Wachovia Bank of Georgia, N.A.


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                             ----------------------------------


                                       Wachovia Bank of Georgia, N.A.
                                       191 Peachtree St., N.E.
                                       Atlanta, GA  30303

                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------

Amount of       Percentage of
Commitment      Commitments
----------      -----------
$40,000,000            6.53%           The First National Bank of Chicago


                                       By: /s/
                                          -------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                             ----------------------------------

                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------

Amount of       Percentage of
Commitment      Commitments
----------      -----------
$40,000,000            6.53%           The Bank of New York


                                       By: /s/
                                          -------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                            -----------------------------------


                                       The Bank of New York
                                       One Wall Street
                                       New York, NY  10286


                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------

Amount of       Percentage of
Commitment      Commitments
----------      -----------
$24,000,000            3.92%           Bank Boston, N.A.


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                             ----------------------------------


                                       Bank Boston, N.A.
                                       100 Federal Street, 01-09-05
                                       Boston, MA  02110


                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------

Amount of         Percentage of
Commitment        Commitments
----------        -----------
$40,000,000              6.539%        SunTrust Bank, Atlanta


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                            -----------------------------------


                                       SunTrust Bank, Atlanta
                                       25 Park Place
                                       Atlanta, GA  30303


                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------

Amount of         Percentage of
Commitment        Commitments
----------        -----------
$19,200,000              3.13%         Mellon Bank, N.A.


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                            -----------------------------------


                                       Mellon Bank, N.A.
                                       One Mellon Bank Center
                                       Pittsburgh, PA  15258-0001


                                      Telephone:
                                               --------------------------------

                                      Facsimile:
                                               --------------------------------

Amount of       Percentage of
Commitment      Commitments
----------      -----------
$30,400,000            4.96%           The Bank of Nova Scotia


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                             ----------------------------------


                                       The Bank of Nova Scotia
                                       600 Peachtree Street NE., Suite 2700
                                       Atlanta, GA  30308

                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------

Amount of       Percentage of
Commitment      Commitments
----------      -----------
$30,400,000            4.96%           Wells Fargo Bank, N.A.


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                            -----------------------------------


                                       Wells Fargo Bank, N.A.
                                       707 Wilshire Blvd., 16th Floor
                                       Los Angeles, CA  90017

                                       Telephone:
                                                 ------------------------------

                                       Facsimile:
                                                 ------------------------------

Amount of        Percentage of
Commitment       Commitments
----------       -----------
$40,000,000           6.53%            ABN AMRO Bank N.V.


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                            -----------------------------------


                                       ABN Amro Bank N.V.
                                       One PPG Place, Suite 2950
                                       Pittsburgh, PA  15222-5400

                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                 ------------------------------

Amount of       Percentage of
Commitment      Commitments
----------      -----------
$40,000,000            6.53%           KeyBank National Association


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                            -----------------------------------


                                       KeyBank National Association
                                       127 Public Square
                                       Mail Code:  OH 01-27-0606
                                       Cleveland, OH  44114-1306

                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                 ------------------------------

Amount of       Percentage of
Commitment      Commitments
----------      -----------
$40,000,000            6.53%           Nationsbank, N.A.


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                             ----------------------------------

                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------

Amount of      Percentage of
Commitment     Commitments
----------     -----------
$30,400,000        4.96%               Royal Bank of Canada


                                       By: /s/
                                         --------------------------------------

                                       Name:
                                           ------------------------------------

                                       Title:
                                             ----------------------------------


                                       Royal Bank of Canada
                                       1 Liberty Plaza, 5th Floor
                                       New York, NY  10006-1404

                                       Telephone:
                                                -------------------------------

                                       Facsimile:
                                                -------------------------------